DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

August 31, 1998 marked the end of another fiscal year for the Dreyfus Balanced Fund, Inc.. The past 12 months have been a very challenging investment environment with many cross currents buffeting world economies and financial markets. For the 12-month period ended August 31, 1998, your Fund produced a total return of -2.99%.* Although the results could be characterized as mildly disappointing, they are not surprising given current market circumstances and the Fund's history and evolution.

  While the bond markets have done well, propelled by lower interest rates, stocks have produced mixed results during the past 12 months. Due to the structure of the Fund, composed of a balanced mix of common stocks, bonds and U.S. Treasury Bills, we think that an accurate measure of the performance of the Fund is against a Customized Blended Index, which had a total return of 8.83%.** The Lehman Brothers Aggregate Bond Index, a component of the Customized Blended Index and a broad measure of bond performance, produced a total return of 10.57% for the 12 months ended August 31, 1998.*** Large capitalization stocks, as measured by the Standard & Poor' s 500 Composite Stock Price Index, a second component of the Customized Blended Index, had a total return of 8.12%.((+)) Small-cap stocks returned -19.40%, as measured by the Russell 2000 Index.((+)(+) )

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy and nearly full employment; unemployment was only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled over the months and the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. World economic weakness has shifted expectations towards monetary easing. After many years of subpar economic growth, continental Europe moved into a better economic expansion. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market, and past increases in the prices of assets they owned.

  The negative effect of Asian weakness was directed towards the industrial sector more than the consumer sector. Corporate profits weakened, especially in sectors sensitive to Asia such as world-traded commodities (oil, metals and paper) and exporters. One result of the industrial weakness was to cool off a U.S. economy that had been growing rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

    The prospects for world economic weakness and monetary ease in the major countries will be powerfully impacted by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to stimulating future world economic growth.

MARKET OVERVIEW

  The 12 months ended August 31, 1998 encompassed some very different market phases, with stock market strength during much of the period followed by a sharp decline towards the end, especially in August 1998, the final month of the fiscal year. Over the 12-month period, the total return on the S&P 500 was 8.12% despite a return of -14.45% in August 1998. Returns on mid-cap and small-cap stock indices tended to be weaker, with negative total returns on those indices

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for the entire period. Sentiment shifted from expectations of a possible Fed Funds rate increase to expectations of a cut by the end of the period. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multi-decade lows. Third, expectations for corporate profits dropped, first in the Asia-impacted sectors such as oil, basic materials and exporters, and then for a broader list of stocks. In general, mid- and small-cap stocks began to sell off in April, ahead of the larger-cap more liquid issues.

  The trigger for the sharp decline in stocks at the end of the period appeared to be the Russian default in mid-July 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There were also global margin calls on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields to multi-decade lows, financial stocks led the summer sell-off due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions.

  The erosion of expectations about corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks, which fall into the value category, fell sharply following the Russian default in mid-July 1998.

  The fiscal year ended August 1998 was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 6.10%, with the Russell 1000 Growth Index returning 8.26% while the Russell 1000 Value Index returned 3.89% . The total return for the Russell Midcap Index was -6.69%, while the small-cap Russell 2000 Index had a total return of -19.40%.

PORTFOLIO FOCUS

ASSET ALLOCATION

  On average, the Fund held approximately 60% of its assets in equity investments for the 12 months ended August 31, 1998. Currently, a combination of lower equity prices and a reduction in equity exposure leaves the Fund's month-end allocation to common stocks at 53%. Longer-term fixed-income assets and convertible preferred stocks currently represent 40% of the Fund, with the balance in cash and equivalents.

  While we currently believe that long-term prospects for stocks remain very positive, equity valuation levels relative to interest rates are still a concern. Ample liquidity and foreign buying helped fuel equity price gains through July, but risks have increased and, as we suggested as a possibility in our semi-annual letter, we have lowered our exposure to the equity markets. Of course, we will look to increase the Fund's equity exposure should opportunities arise.

EQUITY HOLDINGS

My management of the Fund began in July 1997. Although the Fund was managed in a value style prior to my arrival, I spent the latter half of calendar 1997 restructuring the Fund to reduce its exposure to cyclical stocks. At this time we anticipate that the Fund will be primarily focused on investments in mid-to-large capitalization companies which we believe have above-average earnings growth prospects and whose common stock is selling at below-average price-earnings ratios. While my first priority was to reduce the Fund's cyclical exposure, it is now clear that capitalization/liquidity must also be a primary focus. During the first half of 1998, additional changes were made to the Fund, repositioning it away from small- and mid-cap stocks towards larger-cap companies, while the p/e discipline has been maintained. Liquidity continues to dominate. At some point, the extreme valuation spreads that now exist between very large capitalization, high p/e companies and the rest of the equity market should narrow and we hope to capitalize on any such development.

  As the various discussions above have highlighted, the key investment drivers have been liquidity and concerns about earnings growth. This has lead to an investment environment where performance was largely driven by capitalization, with an emphasis on growth stocks. During the year, investments in Dayton Hudson, Equitable Cos., Allegiance, Pier 1 Imports, and Lexmark International Group produced the largest positive contributions to the Fund. On the other side of the ledger, issue selection and a small- to mid-cap bias hurt results. An assortment of stocks from various industries (Wisconsin Central, Adaptec, Phycor, RJR Nabisco Holdings, and Aetna) registered the largest negative results.

  In the current equity environment, favoring large capitalization growth stocks, we think that issue selection with a large capitalization bias should be the key factor determining potential investment success. We have continued to look for stocks with above-average long-term earnings growth potential that we believe are attractively priced relative to the broad market average. An example of a recently purchased stock which meets our investment criteria is Tenet Healthcare. Tenet is the second largest investor-owned healthcare services company in the U.S., owning or operating 131 acute care hospitals and related healthcare facilities in 22 states. Recently purchased at a 20% p/e discount to the S& P 500, based on 1999 projected earnings, the company is expected to grow its earnings at a rate of 15% to 17% over each of the next two years and 15% longer term, well above many analysts' projected market growth.

FIXED-INCOME HOLDINGS

We have maintained a flexible duration posture in structuring the fixed income portion of the portfolio during the past 12 months. On balance, we have added value through modest duration adjustments, being longer than the Lehman Brothers Aggregate Bond Index benchmark during periods of falling interest rates, and shorter during rising interest rates. As of August 31, 1998, the Fund' s duration was 4.9 years, modestly longer than the Lehman Brothers Aggregate Bond
Index    duration    of    4.5    years.

The most significant structural change in the fixed-income portion of the Fund has been a reduction in both corporate and mortgage-backed securities. These securities performed much better than Treasuries up until June when yield spreads versus Treasuries began to widen. This widening was caused by increased credit fears in the marketplace due to stock market volatility and concerns that international economic problems would soon affect the United States. We continue to favor U.S. Treasury securities, as we believe the recent credit concerns are likely to continue.

We are grateful for the opportunity to invest your capital and will be working diligently on your behalf.

               Sincerely,



               [Douglas D. Ramos, CFA signature logo]

               Douglas D. Ramos, CFA

               Portfolio Manager

September 29, 1998

New York, N.Y.


* Total return includes reinvestment of dividends and any capital gains paid.

** The Customized Blended Index is composed of the Standard & Poor's 500 Composite Stock Price Index, 50%, the Lehman Brothers Aggregate Bond Index, 40% and the Merrill Lynch 91-Day U.S. Treasury Bill Index, 10%.

*** SOURCE: LEHMAN BROTHERS -- The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities.

((+)) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.

((+)(+))SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small-cap stock performance, and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

DREYFUS BALANCED FUND, INC.                                   AUGUST 31, 1998
-----------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BALANCED FUND,
  INC. WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN
         BROTHERS AGGREGATE BOND INDEX AND A CUSTOMIZED BLENDED INDEX

                                    Dollars

$26,313

Standard & Poor's 500 Composite Stock Price Index*

$19,978

Customized Blended Index***

$18,245

Dreyfus Balanced Fund, Inc.

$15,223

Lehman Brothers Aggregate Bond Index**

***Source: Lipper Analytical Services, Inc.

***Source: Lehman Brothers

***Source: Lipper Analytical Services, Inc., Lehman Brothers and Merrill Lynch, Pierce, Fenner and Smith Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended             From Inception (9/30/92)

                      August 31, 1998                   August 31, 1998                to August 31, 1998

                   ____________________             ____________________          __________________________
                           (2.99%)                          10.88%                           10.69%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Balanced Fund, Inc. on 9/30/92 (Inception Date) to a $10,000 investment made on that date in three different indexes: (1) the Customized Blended Index (2) the Standard & Poor' s 500 Composite Stock Price Index and (3) the Lehman Brothers Aggregate Bond Index, which are described below. The Customized Blended Index is calculated on a year-to-year basis. All dividends and capital gain distributions are reinvested.

Dreyfus Balanced Fund seeks long-term capital growth and current income through investment in equity and debt securities. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard and Poor' s 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities. The Merrill Lynch 91-Day U.S. Treasury Bill Index is calculated using bills that mature closest to, but not beyond 91 days. The Indices do not take into account charges, fees and other expenses. The Customized Blended Index is composed of
Standard & Poor' s 500 Composite Stock Price Index, 50% , Lehman Brothers Aggregate Bond Index, 40% and Merrill Lynch 91-Day U.S. Treasury Bill Index, 10%
Further   information   relating  to  Fund  performance,  including  expense
reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                       AUGUST 31,1998

                                                                                                 Principal

Bonds and Notes--36.8%                                                                            Amount               Value
-------------------------------------------------------                                        ____________        ____________

        Banking--1.1% IBJ Preferred Capital, Bonds,

                                        8.79%, 2049  . . . . . . . . . . . . . . . . . . .        $ 5,000,000 (a)     3,806,730

                                    Mitsubishi MMCA Auto Trust, Pass-Through Ctfs.,

                                        Ser. 1995-1A, 5.70%, 2000  . . . . . . . . . . . .            233,617           233,809

                                                                                                                  _____________

                                                                                                                      4,040,539

                                                                                                                  _____________

       Consumer Non-Durables--1.3%  Philip Morris Cos., Notes,

                                        6.95%, 2001  . . . . . . . . . . . . . . . . . . .          2,000,000         2,072,712

                                    Fuji, Bonds,

                                        9.87%, 2049  . . . . . . . . . . . . . . . . . . .          4,000,000         2,684,248

                                                                                                                  _____________

                                                                                                                      4,756,960

                                                                                                                  _____________

                     Finance--1.1%  Sumitomo Bank Treasury Company, Bonds,

                                        9.40%,2049 . . . . . . . . . . . . . . . . . . . .          5,000,000 (a)     3,906,765

                                                                                                                  _____________

                  Industrial--4.1%  Belo (A.H.), Sr. Notes,

                                        6.875%, 2002 . . . . . . . . . . . . . . . . . . .          3,000,000 (b)     3,104,181

                                    Dual Drilling, Sr. Sub. Notes,

                                        9.875%, 2004 . . . . . . . . . . . . . . . . . . .          2,650,000         2,703,000

                                    EES Coke Battery, Sr. Notes,

                                        7.125%, 2002 . . . . . . . . . . . . . . . . . . .          1,699,000 (a)     1,712,611

                                    Rockwell International, Deb.,

                                        5.20%, 2098  . . . . . . . . . . . . . . . . . . .          5,000,000         3,898,730

                                    Tosco, Notes,

                                        7.25%, 2007  . . . . . . . . . . . . . . . . . . .          3,150,000         3,304,728

                                                                                                                  _____________

                                                                                                                     14,723,250

                                                                                                                  _____________

               Pharmaceutical--.9%  Bayer, Deb.,

                                        6.65%, 2028  . . . . . . . . . . . . . . . . . . .          3,000,000 (a)     3,168,903

                                                                                                                  _____________

                 Real Estate--1.4%  Crescent Real Estate Trust, Notes,

                                        7.125%, 2007 . . . . . . . . . . . . . . . . . . .          5,000,000 (a,b)   5,031,995

                                                                                                                  _____________

           Telecommunications--.6%  Scandinavian Brothers, Sub Deb.,

                                        7%,2004  . . . . . . . . . . . . . . . . . . . . .          2,000,000 (a)     2,080,000

                                                                                                                  _____________

              Transportation--2.3%  American West Airlines, Pass-Through Ctfs.,

                                        Ser. 1997, 1C, 7.53%, 2004 . . . . . . . . . . . .          2,930,229         3,041,270

                                    Continental Airlines, Sinking Fund Pass-Through Ctfs.,

                                        6.80%, 2007  . . . . . . . . . . . . . . . . . . .          5,000,000         5,144,075

                                                                                                                  _____________

                                                                                                                      8,185,345

                                                                                                                  _____________

                    Utilities--.6%  Realty Income, Notes,

                                        7.75%, 2007  . . . . . . . . . . . . . . . . . . .          2,000,000         2,196,278

                                                                                                                  _____________

                     Foreign--1.5%  Argentina, Floating Rate Deb.,

                                        6.625%,2005  . . . . . . . . . . . . . . . . . . .          1,425,000           948,523

                                    Republic of Brazil, Ser. C, Deb.,

                                        6.827%, 2014 . . . . . . . . . . . . . . . . . . .          2,320,420         1,215,320

                                    Republic of Columbia, Bonds,

                                        8.70%, 2016  . . . . . . . . . . . . . . . . . . .          1,000,000           713,677

                                    Sultan of Oman, Deb.,

                                        7.125%,2002  . . . . . . . . . . . . . . . . . . .          1,000,000 (a)       550,160



DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                           AUGUST 31,1998

                                                                                                  Principal

Bonds and Notes (continued)                                                                         Amount            Value
-------------------------------------------------------                                          ____________     _____________
Foreign (continued) United Mexican States, Floating Rate Notes,


                                        6.617%, 2019 . . . . . . . . . . . . . . . . . . .     $    1,500,000    $    1,150,200

                                    Venezuela, Floating Rate Notes,

                                        6.627%, 2007 . . . . . . . . . . . . . . . . . . .          2,261,900           935,860

                                                                                                                  _____________

                                                                                                                      5,513,740

                                                                                                                  _____________

                      Other--10.2%  Asset Securitization Corp.,

                                        Ser. 1997-D5, Cl. A1D, 6.85%, 2041 . . . . . . . .          5,000,000         5,237,500

                                    Commercial Mortgage,

                                        Pass-Through Ctfs.:

                                           Ser. 1997-TZH, Cl. C, 7.724%, 2025  . . . . . .          5,000,000 (a)     5,333,200

                                           Ser. 1997-TZH, Cl. D, 7.902%, 2027  . . . . . .          3,000,000 (a)     3,172,080

                                    GMAC Commercial Mortgage Securities,

                                        Asset Backed Ctfs.,

                                        Ser. 1996-Cl. E, 7.86%, 2006 . . . . . . . . . . .          3,000,000         3,033,750

                                    GS Mortgage Securities Corp. II, Sub. Deb.,

                                        Ser. 1998-GLII, Cl. A, 6.562%, 2031  . . . . . . .          5,000,000         5,120,313

                                    NSCOR, Residential Mortgage Securities:

                                        Ser. 1997-11, B1, 7%, 2027 . . . . . . . . . . . .          3,975,200         4,058,759

                                        Ser. 1997-11, B2, 7%, 2027 . . . . . . . . . . . .            346,789           349,862

                                        Ser. 1998-2, B2, 6.50%, 2028 . . . . . . . . . . .            748,300           750,848

                                    New York City Tax Lien,

                                        Collateralized Bonds:

                                           Ser. 1996-1, Cl. C, 7.11%, 2005 . . . . . . . .            197,049 (a)       197,450

                                           Ser. 1997-1, Cl. D, 6.90%, 2005 . . . . . . . .          1,348,272 (a)     1,363,160

                                    Residential Funding Mortgage Securities I,

                                        Pass-Through Ctfs.:

                                           Ser. 1998-S9, Cl. M2, 6.50%, 2013 . . . . . . .          2,049,332         2,052,899

                                           Ser. 1998-S9, Cl. M3, 6.50%, 2013 . . . . . . .          1,021,344         1,016,075

                                           Ser. 1996-S18, Cl. M3, 8%, 2026 . . . . . . . .          2,411,923         2,513,274

                                           Ser. 1996-S22, Cl. M3, 8%, 2026 . . . . . . . .          2,390,118         2,481,265

                                                                                                                  _____________

                                                                                                                     36,680,435

                                                                                                                  _____________

        U.S. Government &           Federal Home Loan Mortgage Corp.,

                   Agencies--11.7%      Real Estate Mortgage Investment Conduit:

                                           Ser. 1497, Cl. FF, 6.50%, 8/15/2021 . . . . . .          1,650,000         1,675,476

                                           6.50%, 9/1/2028 . . . . . . . . . . . . . . . .          5,000,000 (c)     5,028,125

                                    Federal National Mortgage Association,

                                        Real Estate Mortgage Investment Conduit:

                                           Ser. 1996-M3, Cl. A1, 7.385%, 3/25/2021 . . . .          4,614,162         4,918,121

                                           9%, 6/1/2026  . . . . . . . . . . . . . . . . .          1,680,474         1,781,303

                                    Government National Mortgage Association,

                                        Mortgage Backed Ctfs.,

                                        7.50%, 4/15/2037 . . . . . . . . . . . . . . . . .          1,996,709         2,068,451

                                    U.S. Treasury Bonds,

                                        6.125%, 11/15/2027 . . . . . . . . . . . . . . . .         24,000,000        26,615,760

                                                                                                                  _____________

                                                                                                                     42,087,236

                                                                                                                  _____________

                                    TOTAL BONDS AND NOTES

                                        (cost $133,689,478)  . . . . . . . . . . . . . . .                         $132,371,446

                                                                                                                  _____________




DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                           AUGUST 31,1998

Common Stocks--52.8%                                                                                Shares            Value
-------------------------------------------------------                                         _____________     _____________

           Consumer Durables--2.8%  Eastman Kodak  . . . . . . . . . . . . . . . . . . . .             42,300    $    3,304,688

                                    General Motors . . . . . . . . . . . . . . . . . . . .             53,000         3,060,750

                                    Leggett & Platt  . . . . . . . . . . . . . . . . . . .            194,000         3,892,125

                                                                                                                  _____________

                                                                                                                     10,257,563

                                                                                                                  _____________

       Consumer Non-Durables--4.5%  ConAgra  . . . . . . . . . . . . . . . . . . . . . . .            137,300         3,398,175

                                    Kimberly-Clark . . . . . . . . . . . . . . . . . . . .             92,900         3,541,812

                                    Philip Morris Cos. . . . . . . . . . . . . . . . . . .             87,800         3,649,188

                                    RJR Nabisco Holdings . . . . . . . . . . . . . . . . .             89,900         1,949,706

                                    Warnaco Group, Cl. A . . . . . . . . . . . . . . . . .            128,700         3,507,075

                                                                                                                  _____________

                                                                                                                     16,045,956

                                                                                                                  _____________

            Consumer Services--.5%  Cendant  . . . . . . . . . . . . . . . . . . . . . . .             64,000 (d)       740,000

                                    Times Mirror, Cl. A  . . . . . . . . . . . . . . . . .             18,100         1,035,094

                                                                                                                  _____________

                                                                                                                      1,775,094

                                                                                                                  _____________

       Electronic Technology--5.9%  Boeing . . . . . . . . . . . . . . . . . . . . . . . .             52,000         1,608,750

                                    Compaq Computer  . . . . . . . . . . . . . . . . . . .             84,000         2,346,750

                                    International Business Machines  . . . . . . . . . . .             31,000         3,491,375

                                    Lexmark International Group, Cl. A . . . . . . . . . .             69,700 (d)     4,221,206

                                    Perkin-Elmer . . . . . . . . . . . . . . . . . . . . .             70,900         4,103,338

                                    Raytheon, Cl. B  . . . . . . . . . . . . . . . . . . .             34,600         1,578,625

                                    Sundstrand . . . . . . . . . . . . . . . . . . . . . .             33,000         1,503,562

                                    United Technologies  . . . . . . . . . . . . . . . . .             31,900         2,314,744

                                                                                                                  _____________

                                                                                                                     21,168,350

                                                                                                                  _____________

             Energy Minerals--3.6%  British Petroleum, A.D.S.  . . . . . . . . . . . . . .             64,000         4,680,000

                                    Mobil  . . . . . . . . . . . . . . . . . . . . . . . .             41,200         2,847,950

                                    Texaco . . . . . . . . . . . . . . . . . . . . . . . .             78,000         4,333,875

                                    Tosco  . . . . . . . . . . . . . . . . . . . . . . . .             54,400         1,196,800

                                                                                                                  _____________

                                                                                                                     13,058,625

                                                                                                                  _____________

                     Finance--8.7%  Chase Manhattan  . . . . . . . . . . . . . . . . . . .             69,000         3,657,000

                                    Chubb  . . . . . . . . . . . . . . . . . . . . . . . .             58,100         3,631,250

                                    Equitable Cos. . . . . . . . . . . . . . . . . . . . .             30,000         1,715,625

                                    Everest Reinsurance Holdings . . . . . . . . . . . . .             63,000         2,205,000

                                    Federal Home Loan Mortgage Corp. . . . . . . . . . . .             87,000         3,436,500

                                    Federal National Morgtage Association  . . . . . . . .             79,000         4,488,188

                                    First Union  . . . . . . . . . . . . . . . . . . . . .             70,500         3,419,250

                                    NationsBank  . . . . . . . . . . . . . . . . . . . . .             66,000         3,762,000

                                    Travelers Group  . . . . . . . . . . . . . . . . . . .             45,600         2,023,500

                                    Washington Mutual  . . . . . . . . . . . . . . . . . .             92,700         2,966,400

                                                                                                                  _____________

                                                                                                                     31,304,713

                                                                                                                  _____________

             Health Services--3.5%  Aetna  . . . . . . . . . . . . . . . . . . . . . . . .             63,000         3,791,812

                                    Beverly Enterprises  . . . . . . . . . . . . . . . . .            115,100           906,413

                                    Columbia HCA/Healthcare  . . . . . . . . . . . . . . .             96,000         2,166,000

                                    Tenet Healthcare . . . . . . . . . . . . . . . . . . .            145,000         3,742,812

                                    Wellpoint Health Networks  . . . . . . . . . . . . . .             35,400         1,889,475

                                                                                                                  _____________

                                                                                                                     12,496,512

                                                                                                                  _____________



DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                           AUGUST 31,1998

Common Stocks (continued)                                                                          Shares             Value
-------------------------------------------------------                                        ______________      ____________


           Health Technology--2.1%  Allergan . . . . . . . . . . . . . . . . . . . . . . .             38,000    $    1,795,500

                                    Biogen . . . . . . . . . . . . . . . . . . . . . . . .            110,000         5,087,500

                                    Genzyme-General Division . . . . . . . . . . . . . . .             25,800           696,600

                                                                                                                  _____________

                                                                                                                      7,579,600

                                                                                                                  _____________

          Industrial Services--.8%  Waste Management . . . . . . . . . . . . . . . . . . .             69,025         3,045,728

                                                                                                                   _____________

          Process Industries--2.0%  Great Lakes Chemical . . . . . . . . . . . . . . . . .             33,000         1,291,125

                                    Owens-Illinois . . . . . . . . . . . . . . . . . . . .            115,000 (d)     3,586,563

                                    Praxair  . . . . . . . . . . . . . . . . . . . . . . .             61,500         2,206,312

                                                                                                                  _____________

                                                                                                                      7,084,000

                                                                                                                  _____________

      Producer Manufacturing--3.9%  AlliedSignal . . . . . . . . . . . . . . . . . . . . .            106,000         3,637,125

                                    Honeywell  . . . . . . . . . . . . . . . . . . . . . .             45,000         2,812,500

                                    Masco  . . . . . . . . . . . . . . . . . . . . . . . .            178,600         4,107,800

                                    Xerox  . . . . . . . . . . . . . . . . . . . . . . . .             37,700         3,310,531

                                                                                                                  _____________

                                                                                                                     13,867,956

                                                                                                                  _____________

                Retail Trade--3.6%  American Stores  . . . . . . . . . . . . . . . . . . .            161,000         4,669,000

                                    Federated Department Stores  . . . . . . . . . . . . .             92,200 (d)     4,016,462

                                    May Department Stores  . . . . . . . . . . . . . . . .             75,000         4,218,750

                                                                                                                  _____________

                                                                                                                     12,904,212

                                                                                                                  _____________

              Transportation--2.8%  Burlington Northern Santa Fe . . . . . . . . . . . . .             21,000         1,954,312

                                    CNF Transportation . . . . . . . . . . . . . . . . . .            111,100         3,471,875

                                    Union Pacific  . . . . . . . . . . . . . . . . . . . .             50,700         2,018,494

                                   Wisconsin Central Transportation . . . . . . . . . . .            204,000         2,562,750

                                                                                                                  _____________

                                                                                                                     10,007,431

                                                                                                                  _____________

                   Utilities--8.1%  AT&T . . . . . . . . . . . . . . . . . . . . . . . . .             54,000         2,706,750

                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .             83,000         3,662,375

                                    Coastal  . . . . . . . . . . . . . . . . . . . . . . .            143,400         3,728,400

                                    Duke Energy  . . . . . . . . . . . . . . . . . . . . .             61,000         3,804,875

                                    El Paso Energy . . . . . . . . . . . . . . . . . . . .            125,400         3,111,488

                                    GTE  . . . . . . . . . . . . . . . . . . . . . . . . .             67,000         3,350,000

                                    SBC Communications . . . . . . . . . . . . . . . . . .             91,000         3,458,000

                                    Texas Utilities  . . . . . . . . . . . . . . . . . . .            126,600         5,380,500

                                                                                                                  _____________

                                                                                                                     29,202,388

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $204,655,011)  . . . . . . . . . . . . . . .                         $189,798,128

                                                                                                                  _____________




DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                           AUGUST 31,1998

Convertible Preferred Stocks 3.3%                                                               Shares                 Value
-------------------------------------------------------                                      ____________         _____________

              Energy Minerals--.7%  Union Pacific Capital Trust, 6.25% . . . . . . . . . .     60,000 (a)          $  2,677,500

                                                                                                                  _____________

                     Finance--2.1%  CVS Auto Exchange Trust, Cum., 6%  . . . . . . . . . .             46,000         3,329,250

                                    Saint George Bank, Cum., 9%  . . . . . . . . . . . . .             60,000 (a)     2,760,000

                                    United Rentals Trust I, 6.50%  . . . . . . . . . . . .             40,000 (a)     1,335,000

                                                                                                                  _____________

                                                                                                                      7,424,250

                                                                                                                  _____________

           Process Industries--.5%  Sealed Air, Ser. A, Cum., $2.00  . . . . . . . . . . .             40,000         1,660,000

                                                                                                                  _____________

                                    TOTAL CONVERTIBLE PREFERRED STOCKS

                                        (cost $13,470,400) . . . . . . . . . . . . . . . .                        $  11,761,750

                                                                                                                  _____________


                                                                                                 Principal

Short-Term Investments--8.4%                                                                       Amount
------------------------------------------------------------------------------------------      _____________

              U.S. Treasury Bills:  4.93%, 10/15/1998  . . . . . . . . . . . . . . . . . .       $  5,878,000 (e)  $  5,843,437

                                    4.80%, 10/29/1998  . . . . . . . . . . . . . . . . . .          1,512,000         1,500,222

                                    4.96%, 11/5/1998 . . . . . . . . . . . . . . . . . . .          1,468,000         1,455,434

                                    4.91%, 11/12/1998  . . . . . . . . . . . . . . . . . .          2,529,000         2,504,570

                                    4.89%, 11/19/1998  . . . . . . . . . . . . . . . . . .         18,117,000        17,926,047

                                    4.90%, 11/27/1998  . . . . . . . . . . . . . . . . . .          1,114,000         1,101,122

                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $30,325,152) . . . . . . . . . . . . . . . .                        $  30,330,832

                                                                                                                  _____________


TOTAL INVESTMENTS (cost $382,140,041). . . . . . . . . . . . . . . . . . . . . . . . . . .             101.3%      $364,262,156

                                                                                                      _______     _____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .              (1.3%)   $   (4,741,287)

                                                                                                      _______     _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $359,520,869

                                                                                                      _______     _____________


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1998, these securities amounted to $37,095,554 or approximately 10.3% of net assets.

(b) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.

(c) Purchased on a forward commitment basis.

(d) Non-income producing.

(e) Partially held by custodian in a segregated account as collateral for open financial futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF FINANCIAL FUTURES                                AUGUST 31, 1998


                                                                            Market Value                          Unrealized

                                                                               Covered                          (Depreciation)

Financial Futures Short                                    Contracts        by Contracts        Expiration       at 8/31/1998

  ____________________                                  _____________      _____________      _____________     _____________
5 Year U.S. Treasury Notes . . . . . . . . . . . . .          178           $(19,652,688)      December '98     $     (13,188)

30 Year U.S. Treasury Bonds. . . . . . . . . . . . .          260            (33,020,000)      December '98          (430,625)

                                                                                                                  ___________

                                                                                                                 $   (443,813)

                                                                                                                  ___________



Financial Futures Long

  ____________________

S & P 500. . . . . . . . . . . . . . . . . . . . . .          19               4,531,500      September '98        $(1,041,725)

                                                                                                                   ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                           AUGUST 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________

ASSETS:                          Investments in securities--See Statement of Investments . .     $382,140,041      $364,262,156

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,589,810

                                 Receivable for investment securities sold . . . . . . . .                            7,478,459

                                 Interest and dividends receivable . . . . . . . . . . . .                            2,159,687

                                 Receivable for shares of Common Stock subscribed  . . . .                               42,697

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               11,171

                                                                                                                  _____________

                                                                                                                    375,543,980

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              254,005

                                 Payable for investment securities purchased . . . . . . .                           15,118,414

                                 Payable for futures variation margin--Note 4(a) . . . . .                              538,198

                                 Payable for shares of Common Stock redeemed . . . . . . .                               28,691

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               83,803

                                                                                                                  _____________

                                                                                                                     16,023,111

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $359,520,869

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $355,645,633

                                 Accumulated undistributed investment income--net  . . . .                            2,660,190

                                 Accumulated net realized gain (loss) on investments . . .                           20,578,469

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency transactions
                                   [including ($1,485,538) net unrealized (depreciation)
                                   on financial futures]--Note 4(b)  . . . . . . . . . . .                          (19,363,423)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $359,520,869

                                                                                                                  _____________



SHARES OUTSTANDING


(300 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                           23,668,011

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $15.19

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                            YEAR ENDED AUGUST 31, 1998

INVESTMENT INCOME

INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .       $ 10,215,126

                                 Cash dividends (net of $33,976 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . . . . . .          3,944,431

                                                                                                 ____________

                                        Total Income . . . . . . . . . . . . . . . . . . .                         $ 14,159,557

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .          2,309,615

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            971,664

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .             62,086

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             56,158

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             42,975

                                 Prospectus and shareholders' reports  . . . . . . . . . .             41,286

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .             23,628

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .              2,130

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              8,699

                                                                                                 ____________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                            3,518,241

                                                                                                                  _____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           10,641,316

                                                                                                                  _____________


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments and
                                    foreign currency transactions  . . . . . . . . . . . .       $ 30,582,996

                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . . . . . .            521,341

                                 Net realized gain (loss) on financial futures:

                                    Short transactions . . . . . . . . . . . . . . . . . .           (594,336)

                                                                                                 ____________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                           30,510,001

                                 Net unrealized appreciation (depreciation) on investments
                                    and foreign currency transactions
                                    [including ($1,460,069) net unrealized
                                    (depreciation) on financial futures] . . . . . . . . .                          (53,386,750)

                                                                                                                  _____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                          (22,876,749)

                                                                                                                  _____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                         $(12,235,433)

                                                                                                                  _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended         Year Ended

                                                                                            August 31, 1998    August 31, 1997

                                                                                            _______________    _______________

OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  10,641,316     $    8,259,529

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .         30,510,001         33,359,808

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . .        (53,386,750)        32,330,537

                                                                                              _____________      _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .        (12,235,433)        73,949,874

                                                                                              _____________      _____________


DIVIDENDS TO SHAREHOLDERS FROM:


  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (9,883,286)        (7,851,890)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . .        (41,779,620)       (11,090,177)

                                                                                              _____________      _____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (51,662,906)       (18,942,067)

                                                                                              _____________      _____________


CAPITAL STOCK TRANSACTIONS:


  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        192,954,235        114,567,348

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,648,271         18,584,915

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (167,442,602)      (110,769,614)

                                                                                              _____________      _____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . .         76,159,904         22,382,649

                                                                                              _____________      _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .         12,261,565         77,390,456


NET ASSETS:


  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        347,259,304        269,868,848

                                                                                              _____________      _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $359,520,869       $347,259,304

                                                                                              _____________      _____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . .     $    2,660,190     $    1,902,160

                                                                                              _____________      _____________

                                                                                                 Shares             Shares

                                                                                              _____________      _____________


CAPITAL SHARE TRANSACTIONS:


  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,899,523          6,833,342

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . .          3,094,784          1,161,022

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (9,463,510)        (6,696,371)

                                                                                              _____________      _____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . .          4,530,797          1,297,993

                                                                                              _____________      _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                   Year Ended August 31,

                                                               ____________________________________________________________


PER SHARE DATA:                                               1998           1997           1996           1995           1994

                                                             ______         ______         ______         ______         ______
   Net asset value, beginning of period  . . . . . .         $18.15         $15.13         $15.61         $13.72         $13.28

                                                             ______         ______         ______         ______         ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . .            .47            .45            .51            .54            .41

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . .           (.88)          3.65            .29           1.99            .59

                                                             ______         ______         ______         ______         ______

   Total from Investment Operations  . . . . . . . .           (.41)          4.10            .80           2.53           1.00

                                                             ______         ______         ______         ______         ______

   Distributions:

   Dividends from investment income--net . . . . . .           (.46)          (.44)          (.53)          (.51)          (.42)

   Dividends from net realized gain on investments . .        (2.09)          (.64)          (.75)          (.13)          (.14)

                                                             ______         ______         ______         ______         ______

   Total Distributions . . . . . . . . . . . . . . .          (2.55)         (1.08)         (1.28)          (.64)          (.56)

                                                             ______         ______         ______         ______         ______

   Net asset value, end of period  . . . . . . . . .         $15.19         $18.15         $15.13         $15.61         $13.72

                                                             ______         ______         ______         ______         ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . .          (2.99%)        28.06%          5.19%         19.03%          7.73%


RATIOS/SUPPLEMENTAL DATA:


   Ratio of expenses to average net assets . . . . .            .91%           .96%          1.00%          1.04%           .69%

   Ratio of net investment income
       to average net assets . . . . . . . . . . . .           2.76%          2.71%          3.37%          3.99%          3.26%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . .             --             --             --             --            .41%

   Portfolio Turnover Rate . . . . . . . . . . . . .         177.85%        235.56%        186.23%         72.42%         58.22%

   Net Assets, end of period (000's Omitted) . . . .       $359,521       $347,259       $269,869       $165,909        $82,848


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Balanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ) as a non-diversified open-end management investment company. The Fund' s investment objective is to provide investors with long-term capital growth and current income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services,
Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from change in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

On September 29, 1998, the Board of Directors declared a cash dividend of $.13 per share from undistributed investment income-net, payable on September 30, 1998 (ex-dividend date), to shareholders of record as of the close of business on September 29, 1998.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of this Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 . 60 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended
August 31, 1998, the Fund was charged $823,322 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended August 31, 1998, the Fund was charged $76,706 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended August 31, 1998, the Fund was charged $62,086 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended August 31, 1998 amounted to $677,417,672 and $669,221,078, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At August 31, 1998, there were no open forward currency exchange contracts.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 1998 are set forth in the Statement of Financial Futures.

(B) At August 31, 1998, accumulated net unrealized depreciation on investments
and   financial   futures  was  $19,363,423,  consisting  of  $12,584,902  gross unrealized appreciation and $31,948,325 gross unrealized depreciation.

  At August 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS BALANCED FUND, INC.

  We have audited the accompanying statement of assets and liabilities of Dreyfus Balanced Fund, Inc., including the statements of investments and financial futures, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Fund, Inc. at August 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



New York, New York

October 5, 1998

DREYFUS BALANCED FUND, INC.
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes the Fund hereby designates $.993 per share as a long-term capital gain distribution (of which 51.86% is subject to the 20% maximum Federal tax rate) of the $2.202 per share paid on December 12, 1997.

  The Fund also designates 8.995% of the ordinary dividends paid during the fiscal year ended August 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.

Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)


DREYFUS BALANCED FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940



Printed in U.S.A.                                              222AR988

Balanced Fund, Inc.

Annual Report

August 31, 1998